EXHIBIT 10.64

                            RESTRICTED SHARES AGREEMENT
                            ---------------------------

             RESTRICTED SHARES AGREEMENT dated September 6, 1995 by and between MEDICON, INC., an Illinois corporation (the "Company"), and ALAN M. SPIRO (the "Holder").

                                W I T N E S S E T H
                                - - - - - - - - - -

             WHEREAS, the Board of Directors of the Company (the "Board") has authorized the grant of restricted shares to the Holder; and

             WHEREAS, such resolution authorizing the grant provides that the terms of such grant shall be set forth in a restricted shares agreement (the "Agreement") by and between the Company and the Holder; and

             WHEREAS,  the parties  now desire to enter into the Agreement.

             NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

             1.   Award of Restricted Shares.  Subject to the restrictions,
                  --------------------------
   terms and conditions of this Agreement, the Company hereby issues and sells to the Holder 139, 379 shares of Class A Common Stock, no par value per share, of the Company ("Common Stock"), at a purchase price of $.01 per share of Common Stock. Such shares are hereinafter referred to as the "Restricted Shares" until such shares vest in accordance with the terms hereof.

             2.   Vesting of Restricted Shares.  Subject to paragraphs 6 and 7
                  ----------------------------
   of this Agreement, Restricted Shares shall become "vested" at the rate of 20% a year on a cumulative basis commencing on December 31, 1996 and each anniversary date thereafter.

             3.   Limitations on Rights of Holder.
                  -------------------------------

                  (a)  Shares to Bear Restrictive Legend.  The Restricted Shares
                       ---------------------------------
   will be represented by a stock certificate or certificates registered in the name of the Holder. From and after the date of original issuance, stock certificates representing the Restricted Shares shall bear a legend in substantially the following form:

             "THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS



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        CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS' AGREEMENT,
        DATED AS OF NOVEMBER 3, 1994, AND AMENDED AS OF SEPTEMBER 6, 1995, AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN, AND A RESTRICTED SHARES AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND THE COMPANY, DATED AS OF SEPTEMBER 6, 1995, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCKHOLDERS' AGREEMENTS AND RESTRICTED SHARES AGREEMENT.

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

                  (b)  Company to Retain Custody of Stock.
                       -----------------------------------
   Promptly after the date of this Agreement, the Company will issue to the Holder, and the Holder will deposit with and deliver to the Company, the stock certificate or certificates referred to in subparagraph (a) of this paragraph 3, each duly endorsed in blank or accompanied by stock powers duly executed in blank.

                  (c)  Power of Attorney.  The Company is hereby appointed the
                       -----------------
   attorney-in-fact, with full power of substitution of the Holder for the sole purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company
   as attorney-in-fact is irrevocable and coupled with interest.   The Company
   as attorney-in-fact for the Holder may, in the name and stead of the Holder, make and execute all conveyances, assignments and transfers of the Restricted Shares, and the Holder hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof, provided that the foregoing shall be solely for the purpose of carrying out the provisions of this Agreement. Nevertheless, the Holder shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose hereof.

                  (d)  Certain Rights of Holder.     The Restricted Shares, when
                       ------------------------
   issued pursuant to the provisions hereof, shall constitute issued and outstanding shares of



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   Common Stock for all corporate purposes.  From and after the date of original issuance, the Holder will have the right to vote the Restricted Shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Shares, with the exception that, until the Restricted Shares shall have become vested pursuant to the terms hereof (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing the Restricted Shares; (ii) the Company will retain custody of the Restricted Shares; (iii) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares. A material breach of any of the foregoing restrictions or a material breach of any of the other restrictions, terms and conditions of this Agreement with respect to any of the Restricted Shares, except as waived by the Company, will cause a forfeiture of such Restricted Shares; and (iv) the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts.

                  (e)  Stockholders' Agreement.  Concurrently with the execution
                       -----------------------
   of this Agreement, the Holder agrees, as a condition to the receipt of the Restricted Shares hereunder, to execute and become a party to the Stockholders' Agreement, dated as of November 3, 1994, and amended as of September 6, 1995, among the Company and the stockholders named therein.

                  4.   Delivery of Vested Securities.  Subject to paragraph 8
                       -----------------------------
   hereof, when any Restricted Shares shall have become vested pursuant to the provisions of this Agreement, the Company shall promptly issue and deliver to the Holder new stock certificates or instruments representing the vested shares, registered in the name of the Holder or, if deceased, his legatees, personal representatives or distributees, which do contain the legend set forth in subparagraph (a) of paragraph 3 hereof.

                  5.   No Right to Employment.  Nothing in this Agreement shall
                       ----------------------
   be construed to give the Holder any right to be awarded any additional Restricted Shares or to confer on the Holder any right to continue in the employ of the Employer or to be evidence of any agreement or understanding, express or implied, that the Company or any of its subsidiaries will employ the Holder in any particular



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   position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with the right of the Employer (or the right of the Holder) to terminate the employment of the Holder at any time, with or without Cause (as defined in the Employment Agreement dated January 1, 1994, as amended, between the Company and the Holder), notwithstanding the consequences of such termination pursuant to paragraph 7 of this Agreement.

                  6.   Acceleration of Vesting.
                       -----------------------

                       (a)  Death or Disability.  If the Holder's employment
                            -------------------
   with the Company terminates by reason of death or disability (as determined under the Employment Agreement), 50% of the Restricted Shares that have yet to become vested shall become immediately vested.

                       (b)  Initial Public Offering.
                            -----------------------

                       (i) If the Company completes a Qualified Public Offering (as defined in Section 17) on or before December 31, 1996, all Restricted Shares shall become immediately vested.

                      (ii) If the Company completes a Qualified Public Offering after December 31, 1996, 50% of the Restricted Shares shall become immediately vested.

                       (c)  Sale of the Company.  If the Holder's employment is
                            -------------------
   terminated by the Company without Cause in connection with a Qualified Sale Transaction (as defined in Section 17), all Restricted Shares shall become immediately vested.

                  7.   Termination of Employment.
                       -------------------------

                       (a)  General.  If the Holder's employment with the
                            -------
   Company terminates for any reason prior to the date the shares of Common Stock issued and sold hereunder vest, the Holder shall forfeit all Restricted Shares that have not so vested hereunder and the Holder shall not be entitled to receive any consideration or compensation therefor. The Holder shall cooperate with the Company to effectuate the purpose of this provision.

                       (b)  Cause.    If the Holder's employment is terminated
                            -----
   by the Company for Cause, the shares of Common Stock issue and sold hereunder (whether or not vested) shall be irrevocably forfeited by the Holder or any subsequent permitted transferee thereof.

                  8.   Compliance with Law.  The delivery of any certificate
                       -------------------
   representing Restricted Shares may be postponed



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   by the Company for such period as may be required for it with reasonable diligence to comply with any applicable registration requirements under the Securities Act of 1933, any applicable listing requirement of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of securities.

                  9.   No Transfer or Assignment.  No right or benefit under
                       -------------------------
   this Agreement shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit under this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. If the Holder or any beneficiary under this Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge any right or benefit under this Agreement, then such right or benefit shall, in the discretion of the Company, cease and terminate, and in such event, the Company in its discretion may hold or apply the same or any part thereof for the benefit of the Holder or his beneficiary, spouse, children or other dependents, or any of them, in such manner and in such proportion as the Company may deem proper.

                 10.   Amounts Not Salary or Bonus.  The Holder agrees that the
                       ---------------------------
   award of the Restricted Shares hereunder is special incentive compensation and that it will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit-sharing, savings or stock ownership plan of the Company or any of its subsidiaries, unless expressly provided pursuant to the terms of such plan.

                  11.  Section 83(b) Election.  The Holder shall elect within 30
                       ----------------------
   days after the date hereof to include in gross income for Federal income tax purposes an amount equal to the fair market value of the Restricted Shares as of the date hereof and shall pay to the Employer or make arrangements satisfactory to the Company to pay to the Employer or make arrangements satisfactory to the Company to pay to the Employer in the year of award of such Restricted Shares, any Federal, state or local taxes required to be withheld with respect to such Restricted Shares. If the Holder shall fail to make such payment, the Employer shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to him any Federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Shares.



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                  12.  Fees and Expenses.  The Company shall pay all fees and
                       -----------------
   expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, are applicable thereto.

                  13.  Notices.  Any notice which either party hereto may be
                       -------
   required or permitted to give the other shall be made in accordance with the provisions of Section 10 of the Employment Agreement dated January 1, 1994, as amended, between the Company and the Holder.

                  14.  Amendments.    This Agreement may only be amended or
                       ----------
   modified by written agreement of the Company and the Holder.

                  15.  Successor and Assigns.  This Agreement shall be binding
                       ---------------------
   upon and inure to the benefit of the Company and its successors and assigns, and shall be binding upon and inure to the benefit of the Holder and his legatees, distributees and personal representatives.

                  16.  Governing Law. The validity, interpretation, construction
                       -------------
   and performance of this Agreement shall be governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely in Illinois, without regard to the conflict of laws principles of such state.

                  17.  Definitions.   As used in this Agreement, and unless the
                       -----------
   context requires a different meaning, the following terms have the meanings indicated:

                       "Investors" means the Whitney Subordinated Debt Fund,
                        ---------
   L.P., Whitney 1990 Equity Fund L.P., a Delaware limited partnership, J.H. Whitney & Co., a New York limited partnership and Chemical Venture Capital Associates, a California limited partnership.

                       "IPO" means the sale in an underwritten offering by the
                        ---
   Company of its Common Stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act of 1933, as amended.

                       "Net Cash Proceeds" means, with respect to  (A) any IPO,
                        -----------------
   (I) the cash proceeds received by the Company or any subsidiary of the Company, minus (II) reasonable brokerage commissions or underwriting fees and
            -----
   other reasonable fees and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers) related to such IPO or (B) any Sale Transaction, (I) the cash proceeds received



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   by the Investors, minus (II) brokerage commissions or underwriting fees and
                     -----
   all other costs, fees and expenses of the Investors associated with such Sale Transaction (including, without limitation, fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers or other third party financial experts).

                       "Qualified Public Offering" means an IPO by the Company
                        -------------------------
   with Net Cash Proceeds to the Company in excess of $30,000,000 and in respect of which the price per share of Common Stock sold in such Qualified Public Offering is at least $5.572923 (subject to appropriate adjustment for any dividends, subdivisions, combinations or reclassifications of Common Stock). This implies, for example, that the aggregate value of the Investors' original equity investment will be at least $90,000,000.00 upon the closing of a Qualified Public Offering.

                       "Qualified Sales Transaction" means a Sale Transaction in
                        ---------------------------
   which (A) the senior subordinated promissory notes in the aggregate principal amount of $10,000,000.00 payable to Whitney Subordinated Debt Fund, L.P. and Chemical Ventures Capital Associates, together with all accrued and unpaid interest thereon, are repaid and (B) the Investors receive Net Cash Proceeds equal to or in excess of $30,000,000.00 for the Series A Preferred Stock and Common Stock of the Investors.

                       "Sale Transaction" means (A) any sale of the capital
                        ----------------
   stock of the Company owned by the Investors of (B) any merger, consolidation, sale or other business combination involving the Company, in each case in one transaction or a series of transactions occurring prior to the consummation of an IPO.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its agent thereunto duly authorized, and the Holder has hereunto set his hand, all as of the date first above written.

                                      MEDICON, INC.


                                      By:  /s/ Alan Mintz, M.D.
                                          --------------------------
                                           Name: Alan Mintz, M.D.
                                           Title: President


                                      ------------------------------
                                      ALAN N. SPIRO




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   by the Investors, minus (II) brokerage commissions or underwriting fees and
                     -----
   all other costs, fees and expenses of the Investors associated with such Sale Transaction (including, without limitation, fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers or other third party financial experts).

                       "Qualified Public Offering" means an IPO by the Company
                        -------------------------
   with Net Cash Proceeds to the Company in excess of $30,000,000 and in respect of which the price per share of Common Stock sold in such Qualified Public Offering is at least $5.572923 (subject to appropriate adjustment for any dividends, subdivisions, combinations or reclassifications of Common Stock). This implies, for example, that the aggregate value of the Investors' original equity investment will be at least $90,000,000.00 upon the closing of a Qualified Public Offering.

                       "Qualified Sales Transaction" means a Sale Transaction in
                        ---------------------------
   which (A) the senior subordinated promissory notes in the aggregate principal amount of $10,000,000.00 payable to Whitney Subordinated Debt Fund, L.P. and Chemical Ventures Capital Associates, together with all accrued and unpaid interest thereon, are repaid and (B) the Investors receive Net Cash Proceeds equal to or in excess of $30,000,000.00 for the Series A Preferred Stock and Common Stock of the Investors.

                       "Sale Transaction" means (A) any sale of the capital
                        ----------------
   stock of the Company owned by the Investors of (B) any merger, consolidation, sale or other business combination involving the Company, in each case in one transaction or a series of transactions occurring prior to the consummation of an IPO.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its agent thereunto duly authorized, and the Holder has hereunto set his hand, all as of the date first above written.

                                      MEDICON, INC.


                                      By:
                                          --------------------------
                                           Name:
                                           Title:

                                       /s/ ALAN N. SPIRO
                                      ------------------------------
                                      ALAN N. SPIRO